UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2006

TransCommunity Financial Corporation

(Exact name of registrant as specified in its charter)

Virginia	000-33355	54-2032355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4235 Innslake Drive, Glen Allen, Virginia	23060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 934-9999

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 26, 2006, the Board of Directors of TransCommunity Financial Corporation (the “Company”) approved an amendment to Article III, Section 2 of the Company’s bylaws (the “Bylaws”) effective April 26, 2006, to provide that directors elected at each annual meeting of shareholders or at any special meeting of shareholders shall have been properly nominated as provided for in the Bylaws. The Bylaws had not previously explicitly specified that directors elected at such meetings had to have been properly nominated as provided in the Bylaws.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

3.2    Bylaws of TransCommunity Financial Corporation (as amended April 26, 2006)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSCOMMUNITY FINANCIAL CORPORATION (Registrant)

/s/ Bruce B. Nolte
Bruce B. Nolte
Chief Executive Officer

Date: May 2, 2006